UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 13, 2011

TRANSOCEAN LTD.

(Exact name of registrant as specified in its charter)

Switzerland	000-53533	98-0599916
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

10 Chemin de Blandonnet 1214 Vernier, Geneva Switzerland		CH-1214
(Address of principal executive offices)		(zip code)

Registrant’s telephone number, including area code: +41 (22) 930-9000

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07	Submission of Matters to a Vote of Security Holders

Transocean Ltd. (the “Company”) held its Annual General Meeting of Shareholders on May 13, 2011, in Cham, Switzerland. The shareholders took action on the following matters at the meeting.

1. Proposal regarding the approval of the 2010 Annual Report, including the consolidated financial statements of the Company for fiscal year 2010 and the statutory financial statements of the Company for fiscal year 2010.

For	Against	Abstain	Broker Non-Votes
217,637,310	999,562	1,326,814	N/A

This item was approved.

2. Proposal regarding the discharge of the members of the Board of Directors and executive management from liability for activities during fiscal year 2010.

For	Against	Abstain	Broker Non-Votes
97,656,749	120,850,909	1,456,028	N/A

This item was not approved.

3. Proposal regarding the appropriation of the available earnings for fiscal year 2010.

For	Against	Abstain	Broker Non-Votes
217,779,508	1,480,022	704,156	N/A

This item was approved.

4. Proposal regarding the reallocation of free reserve to legal reserve, reserve from capital contributions.

For	Against	Abstain	Broker Non-Votes
217,018,764	2,112,591	832,331	N/A

This item was approved.

5. Proposal regarding the rescission of the distribution to shareholders in the form of a par value reduction as approved at the 2010 Annual General Meeting.

For	Against	Abstain	Broker Non-Votes
217,363,095	1,730,892	869,699	N/A

This item was approved.

6. Proposal regarding the release and allocation of legal reserve, reserve from capital contributions, to dividend reserve from capital contributions; dividend distribution out of the dividend reserve from capital contributions.

For	Against	Abstain	Broker Non-Votes
217,225,157	1,751,486	987,043	N/A

This item was approved.

7. Proposal for a new authorized share capital.

For	Against	Abstain	Broker Non-Votes
179,886,031	39,293,022	784,633	N/A

This item was approved.

8. Proposal regarding the reduction of the maximum number of members of the Board of Directors to 12.

Shares representing two-thirds of the aggregate share capital recorded in the Commercial Register are required to be represented at the Annual General Meeting by proxy or in person to consider amendments to Article 22 of the Company’s Articles of Association. As only 65.61% of the Company’s share capital was so represented, Agenda Item 8 was not taken under consideration at the Annual General Meeting.

9. Proposal regarding the election of Tan Ek Kia as a Class I Director of the Company, the election of Jagjeet S. Bindra and Steve Lucas as Class III Directors of the Company and the reelection of Martin B. McNamara and Ian C. Strachan as Class III Directors of the Company.

Name of Nominee for Class I Director	For	Against	Abstain	Broker Non- Votes
Tan Ek Kia	180,635,588	4,344,586	2,402,071	32,581,441

Name of Nominee for Class III Director	For	Against	Abstain	Broker Non- Votes
Jagjeet S. Bindra	183,260,806	1,726,979	2,394,460	32,581,441
Steve Lucas	183,611,646	1,389,415	2,381,181	32,581,441
Martin B. McNamara	177,470,469	7,554,276	2,357,500	32,581,441
Ian C. Strachan	183,315,957	1,667,891	2,398,397	32,581,441

Messrs. Tan, Bindra and Lucas were elected to the Board of Directors, and Messrs. McNamara and Strachan were reelected to the Board of Directors.

10. Proposal regarding the approval of the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for fiscal year 2011 and reelection of Ernst & Young Ltd., Zurich, as the Company’s auditor pursuant to the Swiss Code of Obligations for a further one-year term.

For	Against	Abstain	Broker Non-Votes
218,477,626	1,091,506	394,554	N/A

This item was approved.

11. Proposal to approve, on an advisory basis, the compensation of the Company’s named executive officers as disclosed on the proxy statement.

For	Against	Abstain	Broker Non-Votes
143,402,985	40,976,945	3,002,315	32,581,441

This item was approved.

12. Proposal regarding the advisory vote on the frequency with which to hold the advisory vote on executive compensation.

1 Year	2 Years	3 Years	Abstain	Broker Non-Votes
165,213,477	1,209,298	17,669,062	3,290,408	32,581,441

Shareholders approved an advisory vote to hold an advisory vote on executive compensation every year.

The Board of Directors will evaluate the results of this non-binding advisory vote and make a determination as to whether the Company will submit future advisory votes on executive compensation every one, two or three years. The Company will amend this Current Report on Form 8-K to provide information regarding such determination.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRANSOCEAN LTD.

Date: May 18, 2011	By:	/s/ Eric J. Christ
Eric J. Christ
Authorized Person